UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 16, 2020

HOME BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Arkansas

(State or other jurisdiction of incorporation)

000-51904	71-0682831
(Commission File Number)	(IRS Employer Identification No.)

719 Harkrider, Suite 100, Conway, Arkansas	72032
(Address of principal executive offices)	(Zip Code)

(501) 339-2929

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HOMB	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders of Home BancShares, Inc. (the “Company”) was held on April 16, 2020. The following items of business were presented to the shareholders:

(1)    The fourteen directors were elected as proposed in the Proxy Statement dated March 6, 2020 (the “Proxy Statement”), under the caption “Election of Directors” with votes cast as follows:

	Total Vote For Each Director	Total Vote Withheld For Each Director	Total Broker Non-Vote For Each Director
John W. Allison	101,021,078	19,722,039	31,592,691
Brian S. Davis	97,420,898	23,322,219	31,592,691
Milburn Adams	100,595,886	20,147,231	31,592,691
Robert H. Adcock, Jr.	81,331,978	39,411,139	31,592,691
Richard H. Ashley	99,751,372	20,991,745	31,592,691
Mike D. Beebe	100,042,267	20,700,850	31,592,691
Jack E. Engelkes	99,400,494	21,342,623	31,592,691
Tracy M. French	100,104,575	20,638,542	31,592,691
Karen R. Garrett	102,973,838	17,769,279	31,592,691
James G. Hinkle	101,940,624	18,802,493	31,592,691
Alex R. Lieblong	86,217,029	34,526,088	31,592,691
Thomas J. Longe	101,595,653	19,147,464	31,592,691
Jim Rankin, Jr.	99,902,284	20,840,833	31,592,691
Donna J. Townsell	99,552,659	21,190,458	31,592,691

(2)    The Company’s executive compensation was not approved as proposed in the Proxy Statement under the caption “Advisory (Non-binding) Vote Approving Executive Compensation” with votes cast as follows: 52,906,924 votes for, 62,362,022 votes against, 5,474,171 votes abstaining and 31,592,691 broker non-votes.

(3)    The Audit Committee’s selection and appointment of the accounting firm of BKD, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020 was ratified with votes cast as follows: 151,246,284 votes for, 950,169 votes against, 139,355 votes abstaining and zero broker non-votes.

Abstentions and broker non-votes were counted for purposes of determining whether a quorum was present, but were not treated as votes cast on a proposal. Therefore, abstentions and broker non-votes did not have the effect of a vote for or against the proposal and were not counted in determining the number of votes required for approval.

No additional business or other matters came before the meeting or any adjournment thereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Home BancShares, Inc.
(Registrant)

Date: April 20, 2020	/s/ Jennifer C. Floyd
Jennifer C. Floyd
Chief Accounting Officer